EXHIBIT 10.1

AMENDMENT TO

AMENDED AND RESTATED

EMPLOYMENT AGREEMENT

This AMENDMENT, dated as of July 30, 2008, between GuruNet Israel Ltd., f/k/a Atomica Israel Technologies Ltd., an Israeli corporation (the “Company”) and Robert S. Rosenschein, an individual (“Employee”), amends that certain Amended and Restated Employment Agreement dated January 8, 2004, as subsequently amended on November 27, 2007 and November 6, 2007 (the “Employment Agreement”).

1.                                       Pursuant to this Amendment, the parties agree to amend the Employment Agreement as follows:

•                  The first sentence of Section 2 (“TERM”) of the Employment Agreement is hereby deleted in its entirety and replaced with the following:

“The term of this Agreement shall be six (6) years measured from the Effective Date.”

•                  Section 3(a) (“BASE SALARY”) of the Employment Agreement is hereby deleted in its entirety and replaced with the following:

“(a) Base Salary. As of March 1, 2008, for all services to be rendered by Employee pursuant to this Agreement, Employee shall receive a monthly base salary from the Company of 79,500 NIS, payable monthly in accordance with the Company’s normal payroll practices. Employee shall receive payment of the aforesaid base salary in New Israeli Shekel. Employee shall receive a ten percent 10% annual base salary increase at the end of each full year of employment during the term of this Agreement.”

2.                                       The effective date of this Amendment shall be the date first written above.

3.                                       Terms used in this Amendment but not defined herein will have the respective meanings ascribed to such terms in the Employment Agreement.  In the event of any conflict between the terms of this Amendment and the terms of the Employment Agreement, this Amendment shall control.  Except as modified by this Amendment, the Employment Agreement shall remain in full force and effect.

AGREED AND ACCEPTED:		AGREED AND ACCEPTED:

Robert S. Rosenschein		GuruNet Israel Ltd.

Signature:	/s/ Robert S. Rosenschein	Signature:	/s/ Steven Steinberg

Name: Steven Steinberg

Title: Chief Financial Officer